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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 21, 2003



                               AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                           001-31314                             31-1443880
(State or other jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
         incorporation)



               1372 BROADWAY, 8TH FLOOR, NEW YORK, NEW YORK 10018
          (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits

             Exhibit No.                  Description
                99.1            Press Release dated August 21, 2003
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ITEM 9.     REGULATION FD DISCLOSURE.

            On August 21, 2003, Aeropostale, Inc. (the "Company") issued a press release announcing the Company's fiscal 2003 second quarter earnings. A copy of this press release is attached hereto as Exhibit
            99.1.
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                                   SIGNATURES


    According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Aeropostale, Inc.




                                   /s/ Michael J. Cunningham
                                   -------------------------
                                   Michael J. Cunningham
                                   Senior Vice President-Chief Financial Officer

Dated: August 21, 2003